SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2003

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

Item 9. Regulation FD Disclosure.

On June 19, 2003, Michael Aaknes, First Vice President and Cathe Lewis, First Vice President of Washington Mutual Mortgage Securities Corp. will make the following presentation to investors at CSFB Private Label Investor Conference:

Washington Mutual Mortgage Securities Corp.
Michael Aaknes
First Vice President
Structured Finance

Forward-Looking Statements
This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words “expects,” “anticipates,” “intends,” “plans,” “believes,”“seeks,” “estimates,” or words of similar meaning, or future or conditional verbs, such as “will,” “would,”“should,” “could,” or “may” are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading “Business-Factors That May Affect Future Results” in Washington Mutual´s 2001 Annual Report on Form 10-K and under the heading, “Cautionary Statements,” in Washington Mutual´s Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights (“MSR”) and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information
Business Segment Financial Information Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

A brief history

|X| wholly-owned subsidiary of Washington Mutual Bank, FA |X| segment of the Home Loans & Insurance Services Group |X| incorporated 1978 |X| acquired by Washington Mutual 2001

Overview WaMu Securitization Program
|X| Adjustable Rate |X| Hybrids |X| MTA / COFI |X| Fixed Rate |X| Jumbo |X| Alt-A |X| Rent-a-Shelf Deals

Overview Jumbo Mortgage Securitization in 1Q03 (Dollars in Millions) Rank Issuer 1Q03 1Q02 Market Share 1 Washington Mutual $11,687 $10,009 17.9% 2 Countrywide Financial $ 7,861 $ 4,621 12.1% 3 Bank of America $ 4,692 $ 3,247 7.2% 4 Wells Fargo $ 4,202$ 3,995 6.5% 5 Lehman/SASCO $ 4,028$ 3,705 6.2% 6 UBS Warburg $ 3,920$ 462 6.0% 7 CS First Boston/ABSC $ 3,485 $ 3,386 5.4% 8 Merrill Lynch $ 3,373$ 21 5.2% 9 GMAC-RFC $ 3,133 $ 3,653 4.8% 10 Goldman Sachs $ 2,226$ 457 3.4% Source: Inside MBS & ABS , May 9, 2003

Overview Top Non-Agency ARM Securitizers in 1Q03 (Dollars in Millions) Rank Issuer 1Q03 1Q02 Market Share 1 Washington Mutual $7,514 $ 8,068 14.7% 2 Merrill Lynch $4,110 $ 195 8.0% 3 Lehman/Sasco $3,790 $ 3,267 7.4% 4 GMAC-RFC $3,750 $ 2,346 7.3% 5 New Century $3,477 $ 1,221 6.8% 6 CS First Boston/ABSC $3,124 $ 2,223 6.1% 7 Option One $3,011 $ 2,527 5.9% 8 Ameriquest $2,663 $ 905 5.2% 9 Countrywide Financial $2,472$ 1,609 4.8% 10 Bank of America $2,437 $ 1,101 4.8% Source: Inside MBS & ABS , May 30, 2003

Overview 2003 WaMu Hybrid ARM Securities WaMu 2003-AR1 $1,930 MM WaMu 2003-AR2 $ 453 MM WaMu 2003-AR3 $1,498 MM WaMu 2003-AR4 $1,249 MM WaMu 2003-AR5 $1,498 MM WaMu 2003-AR6 $1,818 MM 6 Transactions $8,446 MM

Overview 2003 WaMu Hybrid ARM Collateral Characteristics |X| 63% California |X| 43% Full Doc |X| 96% Owner Occupied |X| 92% Single Family Dwelling |X| 63% Original LTV |X| 741 Ave FICO |X| $624,801 Average Loan Size |X| 10.3% Prepay Penalty |X| 76.4% Interest Only

Overview 2003 WaMu Fixed Rate Securities WaMu 2003-S1 $448 MM WaMu 2003-S2 $353 MM WaMu 2003-S3 $803 MM WaMu 2003-S4 $1,338 MM WaMu 2003-S5 $850 MM 5 Transactions $3,792 MM

Overview 2003 WaMu Fixed Rate Collateral Characteristics |X| 50% California |X| 84% Full Doc |X| 98% Owner Occupied |X| 96% Single Family Dwelling |X| 63% Original LTV |X| 735 FICO |X| $478,481 Average Loan Size

Overview 2003 WAMMS Fixed Rate Securities WAMMS 2003-MS1 $243 MM WAMMS 2003-MS2 $999 MM WAMMS 2003-MS3 $753 MM WAMMS 2003-MS4 $871 MM WAMMS 2003-MS5 $843 MM WAMMS 2003-MS6 $371 MM WAMMS 2003-MS7 $460 MM WAMMS 2003-MS8 $461 MM 8 Transactions $5,001 MM

Overview 2003 WAMMS Fixed Rate Collateral Characteristics |X| 47% California |X| 84% Full Doc |X| 98% Owner Occupied |X| 84% Single Family Dwelling |X| 63% Original LTV |X| 737 FICO |X| $457,002 Ave Loan Size |X| 1.3% Prepayment Penalty

Overview 2003 WAMMS Hybrid ARM Securities WAMMS 2003-AR1 $1,000 MM WAMMS 2003-AR2 $743 MM 2 Transactions $1,743 MM

Overview 2003 WAMMS Hybrid ARM Collateral Characteristics |X| 68% California |X| 25% Full Doc |X| 98% Owner Occupied |X| 65% Single Family Dwelling |X| 75% Original LTV |X| 713 FICO |X| $361,468 Ave Loan Size |X| 12.2% Prepayment Penalty

The Market Non-Agency Hybrid ARM Market |X| transactions are typically $1 to $2 billion |X| triple A quality |X| collateral characteristics resemble prime jumbo fixed-rate mortgages |X| fixed-rate coupon |X| available in structured pass-throughs and five year guaranteed final maturity |X| issued by large, well-capitalized mortgage and banking institutions Source:RBS Greenwich Capital-ABS Strategy & Research, May 9,2003

The Market Non-Agency Hybrid ARM Market |X| jumbo ARM production represented 45.7% of the total jumbo market in 2002 |X| ARM volume was $279.8 bln in 2002 versus $91.4 bln in 2001 |X| hybrid underwriting guidelines were comparable to fixed rate in terms of FICO, LTV´s and cash-out limits |X| Hybrids have slightly higher loan amounts and slightly lower LTV loan amount combinations than fixed rates Source: FitchRatings Mortgage Principal and Interest, April 2003

The Market Non-Agency Hybrid ARM Market |X| during first months of 2003, the percentage of IO product has continued to increase as a percentage of the total transactions, approaching 80% in some cases |X| IO product had higher FICO scores, lower LTV´s, higher cash out percentage, higher loan amounts and considerable lower full doc percentage (29.4% vs. 91.0%) than standard non-IO products |X| risks associated with the higher loan amounts and reduced documentation were offset by the higher FICO scores and lower LTVs Source: FitchRatings Mortgage Principal and Interest, April 2003

The Market Non-Agency Fixed Rate Market |X| portfolio buyers of whole loans contributing to reduced 30yr security issuance |X| continued strong credit performance of non-conforming market |X| more separation of alt-A and jumbo A loans in securitizations |X| credit rationing greater due to fulfillment constraints |X| 15yr and refinances are a greater percentage of non-conforming pipelines

Why Buy WMMSC WMMSC Strengths of Issuance |X| consistent collateral credit quality |X| consistent issuance |X| market leader |X| appeal to new investors |X| solicit investor feedback |X| multiple structures |X| pass-throughs |X| sequentials |X| mandatory auctions |X| liquidity |X| active secondary market |X| deep investor base

Goals 2003 Initiatives |X| libor based hybrid product (4th qtr) |X| develop deeper IO investor base |X| expand broker dealer relationships |X| expand product types - Alt-A, A-, seconds

Volume WMMSC Purchase Volume 2002 |X| 53,851 MM |X| 55.0% ARMS |X| 45.0% Fixed Rate |X| 66.9% WaMu Originated |X| 33.1% Other YTD Thru 5/03 |X| 26,779 MM |X| 43.7% ARMS |X| 56.3% Fixed Rate |X| 54.9% WaMu Originated |X| 45.1% Other

Washington Mutual

WMB, FA Our Goals As America´s Lending Leader. . . [X] Be the industry´s low-cost provider [X] Deliver the highest level of service [X] Build brand awareness [X] Within a five-year period, originate and service one out of every five mortgage loans nationwide

Servicing Building America´s Lending Leader |X| Market Share |X| Servicing |X| Production

Servicing Mortgage Servicing Market Share Growth '94 '95 '96 '97 '98 '99 '00 '01 '02 Washington Mutual* 0.42% 0.40% 1.20% 2.40% 3.30% 3.40% 3.60% 8.60% 11.2% Average of Top 10 Servicers 2.10% 2.50% 2.80% 3.10% 3.60% 4.10% 4.50% 4.90% 4.9%

Servicing Mortgage Servicing Portfolio* Private Investors Owned Portfolio Agencies 16% 18% 66% Other CA FL WA TX IL NY NJ 43% 27% 6% 5% 5% 5% 5% 4% Adjustable Rate Fixed Rate 27% 73%

Servicing Mortgage Servicing Profile Size - $723 billion* Number of Loans - 6.3 million* Average Loan Size - $115,000* Milwaukee, WI Vernon Hills, IL Florence, SC Jacksonville, FL San Antonio, TX* Mortgage servicing portfolio is for Washington Mutual, Inc. as of 12/31/02

Production Building America´s Lending Leader |X| Market Share |X| Servicing |X| Production |X| Profitability

Production Mortgage Origination Market Share Growth '94 '95 '96 '97 '98 '99 '00 '01 '02 Washington Mutual 0.4% 0.7% 1.4% 2.8% 3.0% 3.3% 4.8% 7.4% 11.6% Average of Top 10 Originators 2.2% 2.6% 2.8% 3.1% 3.8% 3.9% 4.1% 5.0% 6.0% (a) WMI market share (1) excludes co-issues ($16.3 billion YTD 12/31/02) and originations of acquired companies prior to their acquisition and (2) includes first mortgages originated by WM Finance and home equity lines and loans originated by Banking and Financial Services (b) Source: Inside Mortgage Finance

Production Mortgage Loan Volume by Product Mix* 1998 1999 2000 2001 Q1 '01 Q2 '01 Q3 '01 Q1 '01 Q1' 02 2002 Short-term ARMs 9.4 16.8 41.1 14.1 2.4 1.9 2.1 3.2 8.2 40.6 Intermediate ARMs 9.4 14.9 4.6 39.9 6.9 9.2 10.2 6.7 13.4 66.7 FRMs 24 11.9 9.1 109.4 11.3 26.1 30.8 11.8 41.2 184.0 * WMI mortgage loan volume (1) excludes co-issues ($16.3 billion YTD 12/31/02) and originations of acquired companies prior to their acquisition and (2) includes first mortgages originated by WM Finance and home equity lines and loans originated by Banking and Financial Services

Production Nationwide Presence As of 12/31/02 Residential Lending Channels Retail (386) Wholesale (36) Correspondent (19) Specialty (64) Consumer Direct (5) WaMu services loans from all 50 states

Production Mortgage Loan Volume by Channel(a) Correspondent Retail Wholesale $62.1 $53.1 $48.2 38% 32% 30% Correspondent Retail Wholesale $106.3 $100.0 $84.9 37% 34% 29% (a) WMI mortgage loan volume (1) excludes co-issues ($16.3 billion YTD 12/31/02) and originations of acquired companies prior to their acquisition and (2) includes first mortgages originated by WM Finance and home equity lines and loans originated by Banking and Financial Services (b) Retail includes Home Loan centers, consumer direct, and Consumer Banking financial centers

Production Mortgage Loan Volume by Geographic Mix* Other CA IL WA FL CO MA NY NJ TX GA 26% 37% 7% 6% 4% 4% 4% 3% 3% 3% 3% Other CA IL WA FL NY MA CO NJ TX 31% 35% 7% 5% 4% 4% 4% 4% 3% 3%

Integration

Drive Continuous Improvement

Integrations of acquired entities are complete

- Bank United
- Fleet Mortgage
- Dime/NAMC
- PNC Mortgage
- HomeSide

Servicing Conversion

	BU Q2 '01	PNC Q3 '01	Fleet Q2 '02	HomeSide Q4 '02*	NAMC Q4 '02 (IntelliView)	Alltel to IntelliView (Commence in Q4 '03)
# of Loans	0.3 million	0.8 million	1.6 million	1.9 million	0.5 million	

* Acquisition of the operations and technology of HomeSide Lending, Inc. occurred in Q1 '02

Integration Integrated Technology & Solution Approach [X] Speed of Decision - Automated Approval [X] Reliability of Close [X] Channel Focused Loan Fulfillment Centers [X] Operational Efficiencies [X] Customer Relationship Management [X] Customer Satisfaction Sales Fulfillment Servicing OptisTM IntelliviewTM

Trends Mortgage Industry Trends

Trends Cyclical Origination Volume: Purchase Market Growth '97 '98 '99 '00 '01 '02 '03E '04E Purchase $0.6 $0.7 $0.8 $0.8 $0.9 $1.0 $1.1 $1.1 Refinance $0.3 $0.7 $0.5 $0.2 $1.1 $1.6 $2.6 $0.7

Trends Increasing Equity: Mortgage Debt Growth '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03E '04E Mortgage Debt $3.0 $3.2 $3.3 $3.5 $3.7 $4.0 $4.4 $4.8 $5.2 $5.7 $6.5 $7.1 $7.6 Single-Family Housing Investment 4 4.1 4.3 4.6 4.8 5.2 5.9 6.4 7.1 7.6 8

WMMSC Risk and Operational Overview Cathe Lewis First Vice President Negotiated Transactions

Seller Credit Administration WMMSC Seller Approval Process |X| seller application is submitted to Seller Credit Administration who reviews the seller´s financial statements, resumes of principals, quality control procedures, including three months of audits, appraiser approval procedures, servicing questionnaire and servicing procedures and MARI review |X| once seller is approved, activate new seller/servicer in the conduit system |X| forward new lender approval information to the appropriate departments

Seller Credit Administration WMMSC Seller Approval Process (con´t) |X| at it´s fiscal year end, the seller must provide audited financials statements for the preceding year and seller credit administration will perform the following: |X| review of income statement |X| review of balance sheet |X| review notes |X| obtain an IDC rank if applicant is a bank or savings bank and FIRREA capital ratios

Seller Credit Administration WMMSC Seller Approval Process (con´t) |X| seller must also annually provide to Seller Credit Administration the following: |X| a regulatory officer´s certificate |X| accountant´s statement |X| selling-related certifications |X| servicing-related certifications |X| financial statements, certifications and accountant´s statements are necessary for WMMSC to meet our regulatory obligations.

Negotiated Transactions Business Development and Relationship Management |X| work with correspondent AEs and WaMu Capital Corp. sales force on business development initiatives |X| subject matter expert in WMMSC transactions |X| point of contact for FHLBs, broker-dealers, strategic partners and other non-lending customers

Transaction Management Operations |X| data credit analysis and due diligence in support of loan purchases and sales |X| bulk purchase processing and funding |X| direct interface with investors, rating agencies, mortgage insurers, lawyers and accountants

Transaction Management Due Diligence |X| bulk loan packages are processed through an adverse selection model |X| 20-50% of the loan package is chosen for due diligence |X| Area Risk is notified of the sample size and loan population |X| files are ordered from the seller and reviewed

Due Diligence Due Diligence (con´t) |X| due diligence team is lead by a WMMSC Area Risk employee |X| due diligence team reviews the loans for compliance with the approved seller´s guidelines, and also reviews the loans for compliance including truth in lending, right of recision, high cost and predatory lending |X| due diligence is performed and results are reviewed directly with the seller |X| seller has a chance to cure or substitute any kicked loans within 48-72 hours

Compliance Servicer Compliance and Loan Review |X| servicer audits |X| monitor WMMSC compliance to securities documents |X| 8k and 10k filings |X| loan file reviews in support of due diligence, loan repurchase administration and default management |X| manage 3rd party underwriters supporting due diligence projects

Master Servicing Portfolio Balance (in billions)

Master Servicing Portfolio Breakdown By Investor Other 1% FHLB 20% LSBO 12% Private RMBS67%

Master Servicing Portfolio Breakdown By Servicer Other 34.3% WaMu 65.7%

Master Servicing Servicer Accounting and Cash Management |X| processing of monthly servicer remittance and exception reports |X| forecasting of drafts for servicer remittances |X| reconciliation of servicer balances to master servicing system |X| processing the receipts of daily payoffs and monthly servicer remittances |X| managing the investment of trust cash |X| distribution of cash to investors and paying agents

Master Servicing Default Management Overview |X| monitor collection, foreclosure, bankruptcy and REO timelines to ensure timeliness of workflow |X| monitor servicer loss mitigation efforts to manage risk and minimize investor loss |X| determine and approve foreclosure bids to encourage third party sales

Master Servicing Default Management Overview (con´t) |X| negotiate and approve REO sales contracts to maximize monetary proceeds |X| perform servicer audits and provide feedback to ensure compliance with Servicer Guide and improve default servicing processes and controls |X| monitor servicer delinquency performance |X| perform file audits to ensure timely processing of defaults and assess servicer penalties as appropriate

Master Servicing Bond Administration & Investor Reporting |X| administer distribution of payments to investors |X| perform quality assurance and ensure data integrity |X| prepare and distribute all investor reports |X| manage content and enhancement of investors´ website (www.wamumsc.com) |X| security performance trending and analytics

Master Servicing Master Servicing Growth Opportunities |X| LSBO services for other banks and investors |X| Federal Home Loan Banks |X| marketing default services and analytics |X| continue to enhance WMMSC reporting and website capabilities

Master Servicing WMMSC Technology |X| security processing system |X| Sporty - master servicing system |X| S&P´s Levels |X| IMAKE - bond modeling and administration |X| www.wamumsc.com |X| distribution reports in .pdf and excel format |X| complete Salomon format loan level detail

Image from Washington Mutual Mortgage Securities Corp. website. Investor. Servicer. Seller

I mage from Washington Mutual Mortgage Securities Corp. website. Public Issuance.

WMMSC In Conclusion |X| we are committed to be the market leader in both fixed rate and hybrid ARM securitizations |X| we issue securities backed by consistent credit quality product |X| we have the resources and experience to effectively administer our securities |X| we continue to look for new ways to bring value to our investors

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: June 18, 2003	By:	/s/ Michael L. Parker Michael L. Parker President